UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2023
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Markel Group Inc.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On August 31, 2023, Markel, the insurance operations within Markel Group Inc. (the Company), issued a press release announcing that Markel Bermuda Limited (MBL), a subsidiary of the Company and part of Markel’s global specialty insurance operations, has been appointed to the statutory committee of unsecured creditors in the chapter 11 bankruptcy in Delaware of Vesttoo Ltd. and its affiliates (Vesttoo).

MBL’s involvement in the bankruptcy stems from two collateralized reinsurance transactions it entered into utilizing White Rock Insurance (SAC) Ltd.’s segregated account platform. MBL entered into a total of two collateralized reinsurance transactions with White Rock for the benefit of a segregated account owned by a Vesttoo affiliate.

In the transactions, MBL ceded collateral protection insurance risk to the segregated account, which in turn was required to provide reinsurance collateral to MBL. The letters of credit were provided as collateral backstops in the event claims were made and not paid on the underlying policies for these transactions. These letters of credit, one for $50 million and the other for $77.75 million, were later deemed to be fraudulent. Both letters of credit list an affiliate of Vesttoo as the applicant on behalf of White Rock, with MBL as the designated beneficiary.

On August 14 and 15, 2023, Vesttoo and various affiliates filed voluntary chapter 11 bankruptcy petitions in the U.S. Bankruptcy Court for the District of Delaware. MBL is exploring remedies against third parties (including Vesttoo in the context of its chapter 11 case) that may be available to MBL to mitigate or eliminate potential losses resulting from the fraudulently tendered letters of credit.

The Company currently does not expect that losses arising from these fraudulently tendered letters of credit will have a material adverse impact on its results of operations, financial condition or liquidity.

A copy of the press release is filed as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued August 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

August 31, 2023	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary